UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09521

MANAGERS AMG FUNDS

(Exact name of registrant as specified in charter)

800 Connecticut Avenue, Norwalk, Connecticut	06854
(Address of principal executive offices)	(Zip code)

Managers Investment Group LLC

800 Connecticut Avenue, Norwalk, Connecticut 06854

(Name and address of agent for service)

Registrant’s telephone number, including area code: (203) 299-3500

Date of fiscal year end: FEBRUARY 28

Date of reporting period: MARCH 1, 2008 – FEBRUARY 28, 2009

                                          (Annual Shareholder Report)

Item 1.	Reports to Shareholders

ANNUAL REPORT

Managers AMG Funds

February 28, 2009

Systematic Value Fund

Systematic Mid Cap Value Fund

AR004-0209

Managers AMG Funds

Systematic Value Fund and Systematic Mid Cap Value Fund

Annual Report – February 28, 2009

TABLE OF CONTENTS	Page
LETTER TO SHAREHOLDERS	1

ABOUT YOUR FUNDS’ EXPENSES	3

PORTFOLIO MANAGER’S COMMENTS, FUND SNAPSHOTS, AND SCHEDULES OF PORTFOLIO INVESTMENTS
Systematic Value Fund	4
Systematic Mid Cap Value Fund	9

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS	14

FINANCIAL STATEMENTS

Statements of Assets and Liabilities	15
Funds’ balance sheets, net asset value (NAV) per share computations and cumulative undistributed amounts

Statements of Operations	16
Detail of sources of income, Fund expenses, and realized and unrealized gains (losses) during the fiscal year

Statements of Changes in Net Assets	17
Detail of changes in Fund assets for the past two fiscal years

FINANCIAL HIGHLIGHTS	18
Historical net asset values per share, distributions, total returns, expense ratios, turnover ratios and net assets

NOTES TO FINANCIAL STATEMENTS	22
Accounting and distribution policies, details of agreements and transactions with Fund management and affiliates, and descriptions of certain investment risks

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	28

TRUSTEES AND OFFICERS	29

ANNUAL RENEWAL OF INVESTMENT ADVISORY AGREEMENTS	30

Nothing contained herein is to be considered an offer, sale or solicitation of an offer to buy shares of The Managers Funds or Managers AMG Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Letter to Shareholders

Dear Fellow Shareholder,

The last twelve months will go down in the history books as one of the most challenging investment periods in decades. Equities sank and U.S. Treasuries soared amid ongoing reports of deteriorating credit conditions and weakening economic growth in both the United States and abroad. The epicenter of the crisis continued to be in the financials sector, where escalating concerns about toxic mortgage assets culminated in a crisis of confidence in the strength of our most prominent financial institutions. As the trust between counterparties across the global financial system evaporated, so did the availability of credit. The scarcity of credit, along with very high levels of leverage, led to numerous firm mergers, bailouts, and failures. While the total number of financial firm failures has fallen well short of levels reached during previous periods of crises, the casualties among the largest and most well-regarded corporations have been unprecedented. The list of firms included the likes of Bear Stearns, Lehman Brothers, Countrywide Financial, Washington Mutual, American International Group, Wachovia, Merrill Lynch, Fannie Mae, and Freddie Mac.

Meanwhile, the U.S. Government, along with other global leaders, have taken unprecedented steps to attempt to resolve the credit crisis, contain the damage to real economies, and attempt to restore investor confidence. For example, the Federal Funds rate was reduced to a range of 0.00% to 0.25% and various new programs were implemented to support money market funds, commercial paper, financial institutions, distressed homeowners, asset-backed securities, and other segments of the U.S. financial markets. Also, shortly after his inauguration, President Obama signed a record $787 billion stimulus package intended to spur growth at a time when corporations and individuals continue to cut back on spending. The previous and current U.S. administrations have taken aggressive action to help alleviate the problems associated with the crisis, but their efforts will likely require more time before we start to see meaningful results.

The impact of the credit crisis on the equity markets was widespread and severe across all market capitalizations. For the period, the Russell 1000® (large cap), Russell 2000® (small cap), and the Russell 3000® (all cap) Indices returned -43.6%, -42.4% and -43.5%, respectively. In a reversal of recent history, growth indices outperformed their value counterparts for the period, as finance companies have been under severe pressure since late 2007. More specifically, the Russell 1000® Growth Index fell -40.0% for the fiscal year, while the Russell 1000® Value Index returned -47.4%. Within the Russell 1000® Value Index, all sectors declined significantly, with financials and materials leading the way, dropping -66.2% and -60.6%, respectively. The more defensive sectors such as consumer staples and health care were among the best performers in the Index, losing -26.8% and -30.0%, respectively.

Against this backdrop, the performance of the Systematic Value Fund (Institutional Class) and the Systematic Mid Cap Value Fund (Institutional Class) (each a “Fund,” and collectively the “Funds”) was also challenged on an absolute basis, as detailed below.

Periods Ended 02/28/09	6 Months	1 Year	3 Years	5 Years	Since Inception	Inception Date
Systematic Value Fund (I)	(44.13)%	(47.45)%	(16.78)%	(6.09)%	(2.27)%	04/01/2002
Russell 1000® Value Index	(44.71)%	(47.35)%	(17.31)%	(6.65)%	(3.52)%
Systematic Mid Cap Value Fund (I)	(40.21)%	(38.66)%	—	—	(19.29)%	12/21/2006
Russell MidCap® Value Index	(48.03)%	(47.66)%	(18.39)%	(5.38)%	(28.61)%

(I) = Institutional Class

For the fiscal year ended February 28, 2009, the Systematic Value Fund (Institutional Class) returned -47.5%, in-line with its benchmark, the Russell 1000® Value Index, which returned -47.4%. During the period, the Fund’s relative performance was helped by strong security selection in the financials and consumer discretionary sectors. Both sectors struggled during the past fiscal year, but

Letter to Shareholders (continued)

Fund holdings held up better than Index constituents and helped relative performance. Conversely, stock selection in the energy and health care sectors was disappointing and the Fund’s sector weightings also had a negative impact on performance. The Fund had modest overweights to the two worst performing sectors of the Index, materials and the much maligned financials sector, which hurt relative performance. Overall, it was a disappointing fiscal year with Fund performance generally in line with that of the primary benchmark.

For the fiscal year ended February 28, 2009, the Systematic Mid Cap Value Fund (Institutional Class) returned -38.7%, significantly outperforming its benchmark, the Russell Midcap® Value Index, which returned -47.7%. During the period, the Fund’s relative outperformance was driven by strong stock selection, particularly in the financials sector. This was the worst performing sector within the Index, but Systematic Financial Management L.P. (“Systematic”), which subadvises both Funds, benefited from an avoidance of the worst-performing finance stocks and allocations to some of the best relative performers. Stock selection also helped performance within the consumer discretionary and information technology sectors, as allocations to Advance Auto Parts (+14.8%) and SanDisk (+7.7%) were advantageous. Conversely, stock selection within industrials hurt relative performance. Specifically, Genco Shipping & Trading (-72.5%) and Kansas City Southern (-50.6%) weighed on relative performance. Similarly, an overweight to energy and an underweight to utilities also hurt relative performance. In the end, the Fund held up better than the Index during a very challenging environment for equity investors.

Markets have been extraordinarily volatile over the last eighteen months and while much has been done to help stabilize the system, a great deal of uncertainty remains. Systematic prides itself on not deviating from its investment strategy, regardless of the investment environment. It remains steadfast in its adherence to the philosophy that companies with a combination of attractive valuations and a positive earnings catalyst are most likely to generate superior long-term results and outperform the benchmark over a full market cycle. Systematic believes the negative effects of excessive financial leverage and exotic financial products may usher in an era of “back-to-basics” investing. Systematic’s process, which emphasizes good company fundamentals, strong revisions, and solid company management, should be poised to outperform if this hypothesis proves correct.

The following report covers the fiscal year ended February 28, 2009. Should you have any questions about this report, or if you’d like to receive a prospectus and additional information, including fees and expenses for either of these or any of the other Funds in our family, please feel free to contact us at 1-800-835-3879, or visit our Web site at www.managersinvest.com. As always, please read the prospectus carefully before you invest or send money.

If you are curious about how you can better diversify your investment program, visit the Knowledge Center on our Web site and view our articles in the investment strategies section. You can rest assured that under all market conditions our team is focused on delivering excellent investment management services for your benefit.

We thank you for your continued confidence and investment in The Managers Funds.

Respectfully,

/s/ John H. Streur
John H. Streur
Senior Managing Partner
Managers Investment Group LLC

About Your Funds’ Expenses

As a shareholder of a Fund, you may incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the following table provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Six Months Ended February 28, 2009	Expense Ratio for the period	Beginning Account Value 09/01/2008	Ending Account Value 02/28/2009	Expenses Paid During the Period*
Systematic Value Fund
Class A
Based on Actual Fund Return	1.15%	$1,000	$558	$4.44
Based on Hypothetical 5% Annual Return	1.15%	$1,000	$1,019	$5.76
Class C
Based on Actual Fund Return	1.90%	$1,000	$556	$7.33
Based on Hypothetical 5% Annual Return	1.90%	$1,000	$1,015	$9.49
Institutional Class
Based on Actual Fund Return	0.90%	$1,000	$559	$3.48
Based on Hypothetical 5% Annual Return	0.90%	$1,000	$1,020	$4.51
Systematic Mid Cap Value Fund
Class A
Based on Actual Fund Return	1.24%	$1,000	$597	$4.91
Based on Hypothetical 5% Annual Return	1.24%	$1,000	$1,019	$6.21
Class C
Based on Actual Fund Return	1.99%	$1,000	$596	$7.87
Based on Hypothetical 5% Annual Return	1.99%	$1,000	$1,015	$9.94
Institutional Class
Based on Actual Fund Return	0.99%	$1,000	$598	$3.92
Based on Hypothetical 5% Annual Return	0.99%	$1,000	$1,020	$4.96

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (181), then divided by 365.

Systematic Value Fund

Portfolio Manager’s Comments

The Year in Review

During the twelve months ended February 28, 2009, the Fund returned -47.5%, while its primary benchmark, the Russell 1000® Value Index (the “Index”), returned -47.4%.

Last year was a market and economic environment that will not soon be forgotten. It saw supposed Wall Street royalty fail, corporate greed and mismanagement enter the limelight, and risky business ventures come back to haunt their creators. Through it all, high-pro-file collapses and government intervention tested investor confidence and trust. This may best be epitomized by the Bernard Madoff alleged multi-billion dollar financial scandal that unraveled during the second half of 2008.

Over the trailing twelve-month period, the Fund generated negative absolute returns as equity markets fell sharply, particularly during the trailing six-month period. Within the Index, all ten economic sectors declined at least -25.0%, as industrials (-59.2%), materials (-60.6%), and financials (-66.2%) led the way down. The Fund was not immune to these difficulties, performing in-line with its benchmark during a tumultuous period for investors.

Bright spots contributing to the Fund’s relative performance were good stock selections in the financials, consumer discretionary, information technology, and materials sectors. As previously stated, all four sectors depreciated last year, but the Fund’s holdings within each sector held up better than Index constituents. BB&T Corp. (+33.8%), AON Corp. (+24.7%), and Northern Trust Corp. (+16.0%) were three of the best performing finance stocks. The financials sector was the worst performing sector and the Fund benefited from Systematic’s ability to avoid most of the worst performing finance stocks. Within the consumer discretionary sector, D.R. Horton, Inc. (+21.4%), and The Home Depot, Inc. (+6.8%) were the best performers. Absolute returns in information technology and materials were disappointing, but the Fund’s holdings held up better than the Index.

The abovementioned positive relative contributors were offset by poor stock selections in the energy, health care, and industrials sectors. Walter Industries, Inc. (-80.8%), which is a producer of high-quality metallurgical coal and natural gas, had a very challenging twelve months and was the worst performing energy stock. Other detractors include Humana, Inc. (-34.2%), UnitedHealth Group, Inc. (-31.5%), and NII Holdings, Inc. (-72.2%). While sector allocation typically has a neutral effect on the Fund’s relative performance, it played a detrimental role during this time period. More specifically, the Fund’s modest overweight to financials and materials hurt relative performance.

Looking Forward

Going forward, Systematic is beginning to see rays of light for the economy, and the broader market in general. As opposed to a year ago when Systematic’s opinion of the market was poor, its outlook has moved more toward the guarded position of taking a neutral standpoint. With banks and financial concerns beginning to suggest a return to profitability, low mortgage rates attracting would-be new home buyers, and record fiscal and monetary stimulus worldwide, Systematic has started to see some positives in the marketplace. Also, there is some evidence the U.S. Government’s intervention may finally be taking hold and additional improvement is possible once the stimulus expenditures begin. Nevertheless, the news detailing the difficult state of the economy continues to heavily outweigh the aforementioned positives. Much remains to be seen of the proposed stimulus package, but the effort is, at the very least, necessary. Overall, Systematic remains guarded as much uncertainty remains, but slightly more optimistic looking forward to the latter half of 2009 and especially into 2010.

Lastly, the negative effects of high amounts of financial leverage and exotic financial products may usher in an era of “back-to-basics” investing. Systematic believes that its strategies, which employ the rewarding of good company fundamentals, strong revisions, and solid company management, are poised to take advantage of this shift.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell 1000® Value Index is a large cap value index measuring the performance of the largest 1,000 U.S. incorporated companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell 1000® Value Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class on April 1, 2002, to a $10,000 investment made in the Russell 1000® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

Systematic Value Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

The table below shows the average annual total returns since inception through February 28, 2009 of the Systematic Value Fund and the Russell 1000 ®Value Index for the same time periods.

Average Annual Total Returns [1]		One Year	Five Years	Since Inception	Inception Date
Systematic Value Fund [2,3]
Institutional Class		(47.45)%	(6.09)%	(2.27)%	04/01/2002
Class A	No Load	(47.56)%	—	(16.97)%	02/28/2006
Class A	With Load	(50.60)%	—	(18.59)%	02/28/2006
Class C	No Load	(47.97)%	—	(17.58)%	02/28/2006
Class C	With Load	(48.49)%	—	(17.58)%	02/28/2006
Russell 1000® Value Index		(47.35)%	(6.65)%	(3.52)%

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of February 28, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund invests in value stocks, which may perform differently from the market as a whole and may be undervalued by the market for a long period of time. Value stocks may underperform growth stocks during given periods.

Not FDIC insured, nor bank guaranteed. May lose value.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell 1000® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Systematic Value Fund

Fund Snapshots

February 28, 2009

Portfolio Breakdown

Industry	Systematic Value**	Russell 1000® Value Index
Financials	21.9%	18.9%
Energy	17.1%	18.7%
Health Care	14.8%	14.6%
Consumer Staples	10.1%	10.5%
Consumer Discretionary	7.7%	8.4%
Information Technology	6.9%	3.1%
Telecommunication Services	5.9%	7.4%
Industrials	4.5%	7.7%
Materials	4.4%	3.0%
Utilities	3.3%	7.7%
Other Assets and Liabilities	3.4%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
Exxon Mobil Corp.*	4.6%
AT&T, Inc.*	3.4
Amgen, Inc.	3.3
Pfizer, Inc.	3.0
Johnson & Johnson	2.6
Verizon Communications, Inc.*	2.6
JPMorgan Chase & Co.*	2.5
Chevron Corp.*	2.4
Travelers Companies, Inc., The	2.0
CVS Caremark Corp.	2.0

Top Ten as a Group	28.4%

*	Top Ten Holding at August 31, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Systematic Value Fund

Schedule of Portfolio Investments

February 28, 2009

	Shares		Value
Common Stocks - 96.6%
Consumer Discretionary - 7.7%
Advance Auto Parts, Inc.	19,400		$742,050
Darden Restaurants, Inc.	40,300		1,093,742
Home Depot, Inc., The	52,300		1,092,547
McDonald’s Corp.	12,100		632,225
Shaw Communications, Inc.	24,300		357,696
Snap-On, Inc.	17,800		419,902
V.F. Corp.	21,700		1,126,230
Total Consumer Discretionary			5,464,392
Consumer Staples - 10.1%
Altria Group, Inc.	37,400		577,456
Archer-Daniels-Midland Co.	50,200		1,338,332
Clorox Co.	7,600		369,360
Coca-Cola Enterprises, Inc.	49,400		567,112
CVS Caremark Corp.	54,500		1,402,830
Kraft Foods, Inc.	26,000		592,280
Kroger Co., The	13,200		272,844
Lorillard, Inc.	19,700		1,151,268
Procter & Gamble Co., The	17,000		818,890
Total Consumer Staples			7,090,372
Energy - 17.1%
Chevron Corp.	27,800		1,687,738
ConocoPhillips Co.	25,300		944,955
Exxon Mobil Corp.	48,100		3,265,990
Hess Corp.	18,300		1,000,827
Noble Corp.	34,700		853,273
Noble Energy, Inc.	19,500		888,030
Occidental Petroleum Corp.	26,300		1,364,181
Valero Energy Corp.	58,200		1,127,916
Walter Industries, Inc.	34,450		625,957
Whiting Petroleum Corp.*	12,100		281,930
Total Energy			12,040,797
Financials - 21.9%
Aflac, Inc.	29,600		496,096
Aon Corp.	33,900		1,296,336
Arch Capital Group, Ltd.*	9,400		507,600
Fidelity National Financial, Inc.	56,000		927,920
Hartford Financial Services Group, Inc.	31,500		192,150
Health Care REIT, Inc.	40,200	[2]	1,236,954
Hudson City Bancorp, Inc.	49,100		509,167
Invesco, Ltd.	68,100		778,383
JPMorgan Chase & Co.	76,900		1,757,165
MasterCard, Inc., Class A	5,500	[2]	869,165
Metlife, Inc.	44,300		817,778
NASDAQ OMX Group, Inc., The*	30,200		631,180
PNC Financial Services Group, Inc., The	12,200		333,548
State Street Corp.	41,200		1,041,124
Travelers Companies, Inc., The	39,300		1,420,695
UnumProvident Corp.	119,200		1,213,456
Wells Fargo & Co.	114,100		1,380,610
Total Financials			15,409,327
Health Care - 14.8%
Aetna, Inc.	31,800		759,066
Amgen, Inc.*	47,500		2,324,175
Bristol-Myers Squibb Co.	34,000		625,940
Eli Lilly & Co.	32,200		946,036
Johnson & Johnson	36,400		1,820,000
Life Technologies Corp.*	47,000		1,370,050
Pfizer, Inc.	169,000		2,080,390
UnitedHealth Group, Inc.	23,700		465,705
Total Health Care			10,391,362
Industrials - 4.5%
Delta Air Lines, Inc.*	76,200		383,286
General Dynamics Corp.	6,700		293,594
General Electric Co.	87,200		742,072
Raytheon Co.	12,600		503,622
Republic Services, Inc.	20,410		406,159
SPX Corp.	18,700		828,036
Total Industrials			3,156,769
Information Technology - 6.9%
Apple, Inc.*	4,900		437,619
Check Point Software Technologies Ltd.*	50,600		1,111,682
EMC Corp.*	36,400		382,200
Hewlett-Packard Co.	37,700		1,094,431
Marvell Technology Group Ltd.*	54,900		412,299
SAIC, Inc.*	47,400		896,334
Western Digital Corp.*	37,300		509,518
Total Information Technology			4,844,083
Materials - 4.4%
Celanese Corp.	24,000	[2]	204,960
Crown Holdings, Inc.*	22,700		478,516
Freeport McMoRan Copper & Gold, Inc.,
Class B	40,600		1,235,052
Terra Industries, Inc.	36,900	[2]	951,651
United States Steel Corp.	10,600		208,502
Total Materials			3,078,681

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Schedule of Portfolio Investments (continued)

	Shares		Value
Telecommunication Services - 5.9%
AT&T, Inc.	99,700		$2,369,869
Verizon Communications, Inc.	63,500		1,811,655
Total Telecommunication Services			4,181,524
Utilities - 3.3%
Northeast Utilities	57,200		1,253,252
NRG Energy, Inc.*	55,500	[2]	1,048,950
Total Utilities			2,302,202
Total Common Stocks (cost $92,368,634)			67,959,509
Other Investment Companies - 8.1%[1]
BNY Institutional Cash Reserves Fund, Series A, 0.27%[3]	3,680,055		3,680,055
BNY Institutional Cash Reserves Fund, Series B*[3,4]	195,236		23,916
BNY Institutional Cash Reserves Fund, Series C*[3,5]	117,631		117,631
Dreyfus Cash Management Fund, Institutional Class Shares, 0.87%[6]	1,857,979		1,857,979
Total Other Investment Companies (cost $5,850,901)			5,679,581
Total Investments - 104.7% (cost $98,219,535)			73,639,090
Other Assets, less Liabilities - (4.7)%			(3,327,135)
Net Assets - 100.0%			$70,311,955

The accompanying notes are an integral part of these financial statements.

Systematic Mid Cap Value Fund

Portfolio Manager’s Comments

The Year in Review

For the fiscal year ended February 28, 2009, the Fund returned -38.7% compared with -47.7% for the benchmark Russell Midcap® Value Index (the “Index”).

Last year was a market and economic environment that will not soon be forgotten. It saw supposed Wall Street royalty fail, corporate greed and mismanagement enter the limelight, and risky business ventures come back to haunt their creators. Throughout it all, high profile collapses and government intervention tested investor confidence and trust. This may best be epitomized by the Bernard Madoff alleged multi-billion financial scandal that unraveled during the second half of 2008.

Over the trailing twelve-month period, the Fund generated negative absolute returns, as equity markets fell sharply, particularly during the trailing six-month period. Within the Index all ten economic sectors declined at least -25.0%, while energy (-56.4%), financials (-57.4%), and consumer discretionary (-58.6%) were the worst performing sectors. The Fund was not immune to these difficulties, but did meaningfully outperform its benchmark on good relative stock selection in the financials sector, as Portfolio holdings in the financials sector returned -35.4%, compared to -57.4% for the Index constituents. Finance companies across all market capitalizations have been under tremendous scrutiny since late 2007, which was readily apparent in the mid cap space, as few medium-size finance companies generated positive returns over the last twelve months. As a result, the Fund’s outperformance in this sector benefitted from an avoidance of the worst performers and allocations to some of the best-performing finance stocks. More specifically, Digital Realty Trust, Inc. (-22.2%) and Alleghany Corp. (-25.8%) held up much better than the Index and peers.

Stock selection also helped relative performance within consumer discretionary and information technology. Within consumer discretionary, Advance Auto Parts, Inc. (+14.8%) benefited from an increased desire to extend a vehicle’s life as auto sales plummeted, unemployment rose, and net worth decreased significantly. Check Point Software Technologies, Ltd. (+0.2%), MasterCard, Inc. (+1.5%), and SanDisk Corp. (+7.7%) led the way in information technology.

The abovementioned contributors were partly offset by poor stock selection in the industrials sectors and an overweight to energy. Genco Shipping & Trading, Ltd. (-72.5%) had a very tough 2008 and hurt relative returns. Similarly, Kansas City Southern (-50.6%) and Harsco Corp. (-60.2%) performed poorly. Decreased demand due to the economic slowdown was most evident during the second half of 2008, as the price of oil decreased sharply from its record high. The decreased demand put downward pressure on the entire energy sector, ending a strong run for energy stocks, and the Fund’s overweight hurt relative performance.

Looking Forward

Going forward, Systematic is beginning to see rays of light for the economy, and the broader market in general. As opposed to a year ago when Systematic’s opinion of the market was poor, its outlook has moved more toward the guarded position of taking a neutral standpoint. With banks and financial concerns beginning to report profits, low mortgage rates attracting would-be new home buyers, and record fiscal and monetary stimulus worldwide, Systematic is beginning to see positive reactions in the marketplace. Also, there is some evidence the U.S. Government’s intervention may finally be taking hold and additional improvement is possible as new systems and projects take hold. Nevertheless, the news detailing the difficult state of the economy continues to heavily outweigh the aforementioned positives. Much remains to be seen of the proposed stimulus package, but the effort is at the very least, necessary. Overall, Systematic remains guarded as considerable uncertainty remains, but slightly more optimistic looking forward to the latter half of 2009 and especially into 2010.

Lastly, the negative effects of high amounts of financial leverage and exotic financial products may usher in an era of “back-to-basics” investing. Systematic believes that its strategies, which employ the rewarding of good company fundamentals, strong revisions, and solid company management, are poised to take advantage of this shift.

Cumulative Total Return Performance

The Fund’s cumulative total return is based on the daily change in net asset value (NAV), and assumes that all distributions were reinvested. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Unlike the Fund, the Russell Midcap® Value Index is unmanaged, is not available for investment, and does not incur expenses. The chart illustrates the performance of a hypothetical $10,000 investment made in the Fund’s Institutional Class on December 21, 2006, to a $10,000 investment made in the Russell Midcap® Value Index for the same time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on a Fund distribution or

Systematic Mid Cap Value Fund

Portfolio Manager’s Comments (continued)

Cumulative Total Return Performance (continued)

redemption of shares. The listed returns for the Fund are net of expenses and the returns for the index exclude expenses. Total returns for the Fund would have been lower had certain expenses not been reduced.

The table below shows the average annual total returns since inception through February 28, 2009 of the Systematic Mid Cap Value Fund and the Russell Midcap® Value Index for the same time periods.

Average Annual Total Returns [1]		One Year	Since Inception	Inception Date
Systematic Mid Cap Value Fund [2] ,[3]
Institutional Class		(38.66)%	(19.29)%	12/21/2006
Class A	No Load	(38.82)%	(19.48)%	12/21/2006
Class A	With Load	(42.33)%	(21.63)%	12/21/2006
Class C	No Load	(39.26)%	(20.03)%	12/21/2006
Class C	With Load	(39.86)%	(20.03)%	12/21/2006
Russell Midcap® Value Index		(47.66)%	(28.61)%

[1]

Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gain distributions. Returns are net of fees and may reflect offsets of Fund expenses as described in the Prospectus. No adjustment has been made for taxes payable by shareholders on their reinvested dividends and capital gain distributions. Returns for periods greater than one year are the average annual return. The listed returns on the Fund are net of expenses and based on the published NAV as of February 28, 2009. All returns are in U.S. dollars($).

[2]	Fund for which, from time to time, the advisor has waived its fees and/or absorbed Fund expenses, which has resulted in higher returns.
[3]

The Fund is subject to risks associated with investments in mid-capitalization companies, such as erratic earnings patters, competitive conditions, limited earnings history, and a reliance on one or a limited number of products.

Not FDIC insured, nor bank guaranteed. May lose value.

The performance data shown represents past performance. Past performance is not a guarantee of future results. Current performance may be lower or higher than the performance data quoted. The investment return and the principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. For performance information through the most recent month end, please call (800) 835-3879 or visit our Web site at www.managersinvest.com.

Performance differences among the share classes are due to differences in sales charge structures and class expenses. Returns shown reflect a maximum sales charge of 5.75% on Class A shares, as well as the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares held for less than one year are subject to a 1% CDSC.

In choosing a Fund, investors should carefully consider the amount they plan to invest, their investment objectives, the Fund’s investment objectives, risks, charges and expenses before investing. For this and other information, please call (800) 835-3879 or visit www.managersinvest.com for a free prospectus. Read it carefully before investing or sending money. Distributed by Managers Distributors, Inc., member FINRA.

The Russell Midcap® Value Index is a trademark of Russell Investments. Russell® is a trademark of Russell Investments.

Systematic Mid Cap Value Fund

Fund Snapshots

February 28, 2009

Portfolio Breakdown

Industry	Systematic Mid Cap Value**	Russell Midcap® Value Index
Financials	27.5%	27.5%
Consumer Discretionary	13.0%	12.7%
Utilities	11.4%	16.8%
Consumer Staples	8.7%	9.5%
Information Technology	7.9%	7.3%
Energy	6.6%	5.6%
Materials	6.5%	6.0%
Industrials	6.3%	6.9%
Health Care	5.5%	5.6%
Telecommunication Services	3.8%	2.1%
Other Assets and Liabilities	2.8%	0.0%

Top Ten Holdings

Security Name	Percentage of Net Assets
NTELOS Holdings Corp.*	3.8%
Digital Realty Trust, Inc.	3.3
Alleghany Corp.*	3.0
Check Point Software Technologies Ltd.	2.7
Noble Energy, Inc.*	2.6
Arch Capital Group, Ltd.	2.4
SAIC, Inc.	2.3
Life Technologies Corp.	2.3
Invesco, Ltd.	2.3
Fresh Del Monte Produce, Inc.	2.3

Top Ten as a Group	27.0%

*	Top Ten Holding at August 31, 2008

Any sectors, industries, or securities discussed should not be perceived as investment recommendations. Mention of a specific security should not be considered a recommendation to buy or solicitation to sell that security.

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments

February 28, 2009

	Shares		Value
Common Stocks - 97.2%
Consumer Discretionary - 13.0%
Advance Auto Parts, Inc.	28,000		$1,071,000
D.R. Horton, Inc.	70,900		599,105
Darden Restaurants, Inc.	35,500		963,470
Kohl’s Corp.*	12,200		428,708
Leggett & Platt, Inc.	22,500		257,175
PetSmart, Inc.	49,300		987,972
Shaw Communications, Inc.	46,300		681,536
Snap-On, Inc.	33,700		794,983
Tupperware Brands Corp.	35,800		507,644
V.F. Corp.	7,500		389,250
Warnaco Group, Inc., The*	44,000		952,600
Total Consumer Discretionary			7,633,443

Consumer Staples - 8.7%
Archer-Daniels-Midland Co.	37,300		994,418
Coca-Cola Enterprises, Inc.	81,100		931,028
Dean Foods Co.*	21,100		431,495
Fresh Del Monte Produce, Inc.*	72,100		1,354,038
Kroger Co., The	23,500		485,745
Lorillard, Inc.	15,400		899,976
Total Consumer Staples			5,096,700

Energy - 6.6%
Noble Corp.	38,200		939,338
Noble Energy, Inc.	33,200		1,511,928
Valero Energy Corp.	40,300		781,014
Walter Industries, Inc.	35,400		643,218
Total Energy			3,875,498

Financials - 27.5%
Alleghany Corp.*	6,820		1,791,137
Aon Corp.	34,700		1,326,928
Arch Capital Group, Ltd.*	26,000		1,404,000
Digital Realty Trust, Inc.	65,800		1,966,762
Fidelity National Financial, Inc.	73,900		1,224,523
Health Care REIT, Inc.	37,100		1,141,567
Hudson City Bancorp, Inc.	80,000		829,600
Invesco, Ltd.	118,785		1,357,713
MasterCard, Inc., Class A	6,125		967,934
NASDAQ OMX Group, Inc., The*	34,500		721,050
National Retail Properties, Inc.	66,100		949,857
New York Community Bancorp, Inc.	46,200		455,070
State Street Corp.	42,900		1,084,083
UnumProvident Corp.	98,000		997,640
Total Financials			16,217,864

Health Care - 5.5%
Life Technologies Corp.*	47,150		1,374,422
Magellan Health Services, Inc.*	17,600		583,616
Omnicare, Inc.	49,100		1,273,163
Total Health Care			3,231,201

Industrials - 6.3%
Continental Airlines, Inc.*	74,800		749,496
Cooper Industries, Ltd., Class A	24,200		510,378
Covanta Holding Corp.*	28,100		427,963
Kansas City Southern*	52,900	[2]	935,801
SPX Corp.	24,700		1,093,716
Total Industrials			3,717,354

Information Technology - 7.9%
Check Point Software Technologies Ltd.*	72,500		1,592,825
SAIC, Inc.*	72,700		1,374,757
Semtech Corp.*	83,400		979,950
Solera Holdings, Inc.*	12,900		268,191
Synopsys, Inc.*	25,300		471,339
Total Information Technology			4,687,062

Materials - 6.5%
Celanese Corp.	66,600		568,764
Crown Holdings, Inc.*	51,900		1,094,052
Reliance Steel & Aluminum Co.	36,200		861,198
Terra Industries, Inc.	50,800		1,310,132
Total Materials			3,834,146

Telecommunication Services - 3.8%
NTELOS Holdings Corp.	115,600		2,216,052
Utilities - 11.4%
CMS Energy Corp.	94,900		1,049,594
Hawaiian Electric Industries, Inc.	44,400		615,828
Northeast Utilities	53,200		1,165,612
NRG Energy, Inc.*	51,000	[2]	963,900
NSTAR	24,800		797,816
NV Energy, Inc.	120,300		1,115,181
Xcel Energy, Inc.	55,300		981,022
Total Utilities			6,688,953

Total Common Stocks (cost $71,500,677)			57,198,273

The accompanying notes are an integral part of these financial statements.

Systematic Mid Cap Value Fund

Schedule of Portfolio Investments (continued)

	Shares	Value
Other Investment Companies - 4.4%[1]

BNY Institutional Cash Reserves Fund, Series A, 0.27%[3]	978,015	$978,015
BNY Institutional Cash Reserves Fund, Series B*[3,4]	11,479	1,406
BNY Institutional Cash Reserves Fund, Series C*[3,5]	10,658	10,658
Dreyfus Cash Management Fund, Institutional Class Shares, 0.87%[6]	1,640,065	1,640,065
Total Other Investment Companies (cost $2,640,217)		2,630,144
Total Investments - 101.6% (cost $74,140,894)		59,828,417
Other Assets, less Liabilities - (1.6)%		(967,295)
Net Assets - 100.0%		$58,861,122

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds - Systematic Funds

Notes to Schedules of Portfolio Investments

The following footnotes and abbreviations should be read in conjunction with each of the Schedules of Portfolio Investments previously presented in this report.

At February 28, 2009, the cost of securities for Federal income tax purposes and the gross aggregate unrealized appreciation and/or depreciation based on tax cost were:

Fund	Cost	Appreciation	Depreciation	Net
Systematic Value Fund	$100,378,875	$274,961	$(27,014,746)	$(26,739,785)

Systematic Mid Cap Value Fund	75,732,450	623,653	(16,527,686)	(15,904,033)

*	Non-income-producing security.
[1]	Yield shown for an investment company represents its February 28, 2009, seven-day average yield, which refers to the sum of the previous seven days’ dividends paid, expressed as an annual percentage.
[2]	Some or all of these shares were out on loan to various brokers as of February 28, 2009, amounting to:

Fund	Market Value	% of Net Assets
Systematic Value Fund	$3,803,381	5.4%

Systematic Mid Cap Value Fund	939,841	1.6%

[3]	Collateral received from brokers for securities lending was invested in this short-term investment.
[4]

On September 12, 2008, The Bank of New York Mellon (“BNYM”) established a separate sleeve of the BNY Institutional Cash Reserves Fund (“ICRF”) (Series B) to hold certain Lehman Brothers floating rate notes. The Fund’s position in Series B is being marked to market daily.

[5]

On October 6, 2008, BNYM established a separate sleeve of the ICRF (Series C) to hold certain securities issued by Whistlejacket Capital Ltd. The Fund’s position in Series C is being marked to market daily.

[6]	Under the U.S. Treasury Temporary Money Market Fund Guarantee Program, the maximum amount covered for each Fund’s investment in the Dreyfus Cash Management Fund is:

Fund	Market Value
Systematic Value Fund	$2,744,825

Systematic Mid Cap Value Fund	4,285,496

Investments Definitions and Abbreviations:

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Assets and Liabilities

February 28, 2009

	Systematic Value	Systematic Mid Cap Value
Assets:
Investments at value* (including securities on loan valued at $3,803,381 and $939,841, respectively)	$73,639,090	$59,828,417
Receivable for investments sold	530,585	233,894
Receivable for Fund shares sold	255,263	66,034
Dividends and other receivables	285,572	111,457
Prepaid expenses	20,012	26,021
Total assets	74,730,522	60,265,823
Liabilities:
Payable to affiliate	—	2,470
Payable for investments purchased	194,010	168,485
Payable for Fund shares repurchased	101,699	138,628
Payable upon return of securities loaned	3,992,922	1,000,152
Accrued expenses:
Investment advisory and management fees	38,166	36,243
Other	91,770	58,723
Total liabilities	4,418,567	1,404,701
Net Assets	$70,311,955	$58,861,122
Net Assets Represent:
Paid-in capital	$130,283,518	$88,983,505
Undistributed net investment income	289,978	47,550
Accumulated net realized loss from investments	(35,681,096)	(15,857,456)
Net unrealized depreciation of investments	(24,580,445)	(14,312,477)
Net Assets	$70,311,955	$58,861,122
Class A Shares - Net Assets	$40,729,650	$5,171,305
Shares outstanding	7,348,620	850,569
Net asset value and redemption price per share	$5.54	$6.08
Offering price per share based on a maximum sales charge of 5.75% (Net asset value per share/(100% - maximum sales charge))	$5.88	$6.45
Class C Shares - Net Assets	$1,958,931	$239,032
Shares outstanding	355,883	39,529
Net asset value and offering price per share	$5.50	$6.05
Institutional Class Shares - Net Assets	$27,623,374	$53,450,785
Shares outstanding	4,975,167	8,774,163
Net asset value, offering and redemption price per share	$5.55	$6.09
* Investments at cost	$98,219,535	$74,140,894

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Operations

For the fiscal year ended February 28, 2009

	Systematic Value	Systematic Mid Cap Value
Investment Income:
Dividend income	$2,484,588	$1,102,730
Foreign withholding tax	(2,828)	(1,526)
Securities lending fees	42,756	2,418
Total investment income	2,524,516	1,103,622
Expenses:
Investment advisory and management fees	626,876	386,637
Distribution fees - Class A shares	144,041	17,220
Distribution fees - Class C shares	31,040	3,800
Professional fees	48,954	36,838
Transfer agent	48,244	10,717
Registration fees	38,616	33,248
Custodian	32,693	34,179
Reports to shareholders	22,526	7,664
Trustees fees and expenses	7,632	4,391
Miscellaneous	6,223	7,406
Total expenses before offsets	1,006,845	542,100
Expense reimbursement	(24,014)	(8,876)
Expense reductions	(28,697)	(16,800)
Net expenses	954,134	516,424
Net investment income	1,570,382	587,198
Net Realized and Unrealized Gain (Loss):
Net realized loss on investments	(33,353,264)	(15,041,457)
Net unrealized depreciation of investments	(23,167,400)	(12,645,401)
Net realized and unrealized loss	(56,520,664)	(27,686,858)

Net decrease in net assets resulting from operations	$(54,950,282)	$(27,099,660)

The accompanying notes are an integral part of these financial statements.

Managers AMG Funds

Statements of Changes in Net Assets

For the fiscal years ended

	Systematic Value		Systematic Mid Cap Value
	February 28, 2009	February 29, 2008	February 28, 2009	February 29, 2008
Increase (Decrease) in Net Assets From Operations:
Net investment income	$1,570,382	$917,792	$587,198	$91,374
Net realized gain (loss) on investments	(33,353,264)	1,589,129	(15,041,457)	(568,246)
Net unrealized depreciation of investments	(23,167,400)	(8,062,019)	(12,645,401)	(1,728,365)
Net decrease in net assets resulting from operations	(54,950,282)	(5,555,098)	(27,099,660)	(2,205,237)
Distributions to Shareholders:
From net investment income:
Class A	(801,397)	(515,698)	(42,079)	(10,011)
Class C	(12,934)	(13,238)	—	—
Institutional Class	(637,714)	(288,109)	(528,758)	(45,883)
From net realized gain on investments:
Class A	—	(4,452,866)	—	(53,165)
Class C	—	(215,011)	—	(4,584)
Institutional Class	—	(1,999,476)	—	(197,295)
Total distributions to shareholders	(1,452,045)	(7,484,398)	(570,837)	(310,938)
From Capital Share Transactions:
Proceeds from sale of shares	53,954,093	45,040,288	68,583,758	23,838,679
Reinvestment of dividends and distributions	1,398,868	7,132,308	495,190	291,845
Cost of shares repurchased	(23,236,787)	(19,930,061)	(5,074,894)	(960,662)
Net increase from capital share transactions	32,116,174	32,242,535	64,004,054	23,169,862
Total increase (decrease) in net assets	(24,286,153)	19,203,039	36,333,557	20,653,687
Net Assets:
Beginning of year	94,598,108	75,395,069	22,527,565	1,873,878
End of year	$70,311,955	$94,598,108	$58,861,122	$22,527,565
End of year undistributed net investment income	$289,978	$211,691	$47,550	$33,921

The accompanying notes are an integral part of these financial statements.

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Class A	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Year	$10.74	$12.13	$10.88
Income from Investment Operations:
Net investment income	0.13	0.11	0.10
Net realized and unrealized gain (loss) on investments	(5.22)	(0.50)	1.41
Total from investment operations	(5.09)	(0.39)	1.51
Less Distributions to Shareholders from:
Net investment income	(0.11)	(0.10)	(0.09)
Net realized gain on investments	—	(0.90)	(0.17)
Total distributions to shareholders	(0.11)	(1.00)	(0.26)
Net Asset Value, End of Year	$5.54	$10.74	$12.13
Total Return [1]	(47.56)%	(4.18)%	13.90%
Ratio of net expenses to average net assets	1.12%	1.14%	1.15%
Ratio of net investment income to average net assets [1]	1.67%	1.00%	0.98%
Portfolio turnover	165%	110%	111%
Net assets at end of year (000’s omitted)	$40,730	$62,389	$45,961

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.18%	1.20%	1.29%
Ratio of net investment income to average net assets	1.61%	0.94%	0.84%

	For the fiscal year ended
Class C	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Year	$10.63	$12.05	$10.88
Income from Investment Operations:
Net investment income	0.08	0.06	0.05
Net realized and unrealized gain (loss) on investments	(5.17)	(0.54)	1.38
Total from investment operations	(5.09)	(0.48)	1.43
Less Distributions to Shareholders from:
Net investment income	(0.04)	(0.05)	(0.09)
Net realized gain on investments	—	(0.89)	(0.17)
Total distributions to shareholders	(0.04)	(0.94)	(0.26)
Net Asset Value, End of Year	$5.50	$10.63	$12.05
Total Return [1]	(47.97)%	(4.91)%	13.16%
Ratio of net expenses to average net assets	1.87%	1.89%	1.90%
Ratio of net investment income to average net assets [1]	0.88%	0.30%	0.36%
Portfolio turnover	165%	110%	111%
Net assets at end of year (000’s omitted)	$1,959	$3,266	$1,023

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	1.93%	1.95%	2.06%
Ratio of net investment income to average net assets	0.82%	0.24%	0.20%

Systematic Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
	February 28,	February 29,	February 28,
Institutional Class Shares	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Year	$10.77	$12.16	$10.88	$10.59	$11.16
Income from Investment Operations:
Net investment income	0.09	0.15	0.13	0.11	0.12
Net realized and unrealized gain (loss) on investments	(5.18)	(0.51)	1.41	1.13	1.29
Total from investment operations	(5.09)	(0.36)	1.54	1.24	1.41
Less Distributions to Shareholders from:
Net investment income	(0.13)	(0.13)	(0.09)	(0.11)	(0.12)
Net realized gain on investments	—	(0.90)	(0.17)	(0.84)	(1.86)
Total distributions to shareholders	(0.13)	(1.03)	(0.26)	(0.95)	(1.98)
Net Asset Value, End of Year	$5.55	$10.77	$12.16	$10.88	$10.59
Total Return [1]	(47.45)%	(3.94)%	14.18%	12.02%	13.11%
Ratio of net expenses to average net assets	0.87%	0.89%	0.90%	0.90%	0.90%
Ratio of net investment income to average net assets [1]	2.01%	1.20%	1.20%	1.04%	1.06%
Portfolio turnover	165%	110%	111%	112%	154%
Net assets at end of year (000’s omitted)	$27,623	$28,944	$28,411	$20,259	$15,048

Ratios absent expense offsets: [2]
Ratio of total expenses to average net assets	0.93%	0.95%	1.05%	1.08%	1.29%
Ratio of net investment income to average net assets	1.95%	1.14%	1.05%	0.86%	0.67%

*	Class A and Class C shares commenced operations at the close of business February 28, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements).
[2]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements).

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Class A	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$10.01	$10.41	$10.00
Income from Investment Operations:
Net investment income	0.07	0.03	0.01
Net realized and unrealized gain (loss) on investments	(3.95)	(0.25)	0.40
Total from investment operations	(3.88)	(0.22)	0.41
Less Distributions to Shareholders from:
Net investment income	(0.05)	(0.03)	—
Net realized gain on investments	—	(0.15)	—
Total distributions to shareholders	(0.05)	(0.18)	—
Net Asset Value, End of Period	$6.08	$10.01	$10.41
Total Return [1]	(38.82)%	(2.29)%	4.10%[2]
Ratio of net expenses to average net assets	1.21%	1.23%	1.24%[3]
Ratio of net investment income to average net assets [1]	0.90%	0.84%	0.89%[3]
Portfolio turnover	142%	122%	26%[2]
Net assets at end of period (000’s omitted)	$5,171	$4,863	$19

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.26%	1.82%	17.08%[3]
Ratio of net investment income (loss) to average net assets	0.85%	0.26%	(14.95)%[3]

	For the fiscal year ended
Class C	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$9.96	$10.40	$10.00
Income from Investment Operations:
Net investment income	0.01	0.00 [5]	0.00 [5]
Net realized and unrealized gain (loss) on investments	(3.92)	(0.29)	0.40
Total from investment operations	(3.91)	(0.29)	0.40
Less Distributions to Shareholders from:
Net investment income	—	—	—
Net realized gain on investments	—	(0.15)	—
Total distributions to shareholders	—	(0.15)	—
Net Asset Value, End of Period	$6.05	$9.96	$10.40
Total Return [1]	(39.26)%	(2.95)%	4.00%[2]
Ratio of net expenses to average net assets	1.96%	1.98%	1.99%[3]
Ratio of net investment income to average net assets [1]	0.12%	0.04%	0.42%[3]
Portfolio turnover	142%	122%	26%[2]
Net assets at end of period (000’s omitted)	$239	$441	$5

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	2.01%	3.00%	18.06%[3]
Ratio of net investment income (loss) to average net assets	0.07%	(0.98)%	(15.65)%[3]

Systematic Mid Cap Value Fund

Financial Highlights

For a share outstanding throughout each fiscal year

	For the fiscal year ended
Institutional Class Shares	February 28, 2009	February 29, 2008	February 28, 2007*
Net Asset Value, Beginning of Period	$10.03	$10.42	$10.00
Income from Investment Operations:
Net investment income	0.05	0.04	0.02
Net realized and unrealized gain (loss) on investments	(3.92)	(0.24)	0.40
Total from investment operations	(3.87)	(0.20)	0.42
Less Distributions to Shareholders from:
Net investment income	(0.07)	(0.04)	—
Net realized gain on investments	—	(0.15)	—
Total distributions to shareholders	(0.07)	(0.19)	—
Net Asset Value, End of Period	$6.09	$10.03	$10.42
Total Return [1]	(38.66)%	(2.13)%	4.20%[2]
Ratio of net expenses to average net assets	0.96%	0.98%	0.99%[3]
Ratio of net investment income to average net assets [1]	1.19%	1.03%	1.21%[3]
Portfolio turnover	142%	122%	26%[2]
Net assets at end of period (000’s omitted)	$53,451	$17,223	$1,850

Ratios absent expense offsets: [4]
Ratio of total expenses to average net assets	1.01%	1.98%	17.71%[3]
Ratio of net investment income (loss) to average net assets	1.14%	0.04%	(15.51)%[3]

*	Commencement of operations was December 21, 2006.
[1]	Total returns and net investment income would have been lower had certain expenses not been reduced. (See Note 1(c) of Notes to Financial Statements).
[2]	Not annualized.
[3]	Annualized.
[4]

Excludes the impact of expense reimbursements or fee waivers and expense reductions such as brokerage credits, but includes non-reimbursable expenses, if any, such as interest and taxes. (See Note 1(c) of Notes to Financial Statements).

[5]	Rounds to less than $0.01 per share.

Managers AMG Funds

Notes to Financial Statements

February 28, 2009

1. Summary of Significant Accounting Policies

Managers AMG Funds (the “Trust”) is an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). Currently, the Trust is comprised of a number of different funds, each having distinct investment management objectives, strategies, risks and policies. Included in this report are two equity funds, Systematic Value Fund (“Value”) and Systematic Mid Cap Value Fund (“Mid Cap Value”), collectively the “Funds.”

Value and Mid Cap Value each offer three classes of shares: Class A, Class C, and Institutional Class. Sales of Class A shares may be subject to a front-end sales charge of up to 5.75%. Redemptions of Class C shares and certain class A shares may be subject to a contingent-deferred sales charge (as a percentage of the original offering price or the net asset value at the time of sale, whichever is less). Institutional Class shares are available, with no sales charge, to certain institutional investors and qualifying individual investors. Please refer to a current prospectus for additional information on each share class.

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting periods. Actual results could differ from those estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

a. Valuation of Investments

Equity securities traded on a domestic or international securities exchange are valued at the last quoted sale price, or, lacking any sales, at the last quoted bid price. Over-the-counter securities are valued at the Nasdaq Official Closing Price, if one is available. Lacking any sales, over-the counter securities are valued at the last quoted bid price. The Funds’ investments are generally valued based on market quotations provided by third party pricing services approved by the Board of Trustees of the Funds. Under certain circumstances, the value of each Fund’s investment may be based on an evaluation of its fair value, pursuant to procedures established by and under the general supervision of the Board of Trustees of the Trust. Each Fund may use the fair value of a portfolio security to calculate its NAV when, for example, (1) market quotations are not readily available because a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and has not resumed before the Fund calculates its NAV, (3) a significant event affecting the value of a portfolio security is determined to have occurred between the time of the market quotation provided for a portfolio security and the time as of which the Fund calculates its NAV, (4) a security’s price has remained unchanged over a period of time (often referred to as a “stale price”), or (5) Managers Investment Group LLC (the “Investment Manager”) determines that a market quotation is inaccurate. Portfolio investments that trade primarily on foreign markets are priced based upon the market quotation of such securities as of the close of their respective principal markets, as adjusted to reflect the Investment Manager’s determination of the impact of events occurring subsequent to the close of such markets but prior to the time as of which the Funds calculate its NAV. In accordance with procedures approved by the Board of Trustees, the Investment Manager relies upon recommendations of a third-party fair valuation service in adjusting the prices of such foreign portfolio investments. The Funds may invest in securities that may be thinly traded. The Board of Trustees has adopted procedures to adjust prices of thinly traded securities that are judged to be stale so that they reflect fair value. An investment valued on the basis of its fair value may be valued at a price higher or lower than available market quotations. An investment’s valuation may differ depending on the method used and the factors considered in determining value according to the Fund’s fair value procedures.

Fixed-income securities are valued based on valuations furnished by independent pricing services that utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. Futures contracts for which market quotations are readily available are valued at the settlement price as of the close of the futures exchange. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Investments in other regulated investment companies are valued at their end of day net asset value per share except iShares or other ETF’s, which are valued the same as equity securities. Investments in certain mortgage-backed and stripped mortgage-backed securities, preferred stocks, convertible securities, derivatives and other debt securities not traded on an organized securities market are valued on the basis of valuations provided by dealers or by a pricing service which uses information with respect to transactions in such securities and various relationships between securities and yield to maturity in determining value. Securities (including derivatives) for which market quotations are not readily available are fair valued, as determined in good faith, and pursuant to procedures adopted by the Board of Trustees of the Trust. The values assigned to fair value investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Further, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Funds adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective March 1, 2008. In accordance with FAS 157, fair value is defined as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Funds. Unobservable inputs reflect the Funds’ own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments

Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk)

Level 3–significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Managers AMG Funds

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. The following table summarizes the inputs used to value the Funds’ net assets by the above fair value hierarchy levels as of February 28, 2009:

Level	Investments in Securities	Other Financial Instruments*
Value
Level 1	$73,497,543	—
Level 2	141,547	—
Level 3	—	—

Total	$73,639,090	—

Mid Cap Value
Level 1	$59,816,353	—
Level 2	12,064	—
Level 3	—	—

Total	$59,828,417	—

*	Other financial instruments are derivative instruments not reflected in the Schedule of Portfolio Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation of the instrument.

b. Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

c. Investment Income and Expenses

Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed. These dividends are recorded as soon as the Trust is informed of the ex-dividend date. Dividend income on foreign securities is recorded net of any withholding tax. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. Non-cash dividends included in dividend income, if any, are reported at the fair market value of the securities received. Other income and expenses are recorded on an accrual basis. Expenses that cannot be directly attributed to a Fund are apportioned among the Funds in the Trust and in some cases other affiliated funds based upon their relative average net assets or number of shareholders. Investment income, realized and unrealized capital gains and losses, the common expenses of each Fund, and certain Fund level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Fund. All three classes have equal voting privileges except that each class has exclusive voting rights with respect to its services and/or distribution plan.

The Funds had certain portfolio trades directed to various brokers who paid a portion of such Fund expenses. For the fiscal year ended February 28, 2009, under these arrangements, the amount by which the Funds’ expenses were reduced and the impact on the expense ratios were: Value - $27,578 or 0.03%, and Mid Cap Value - $16,162 or 0.03%.

The Funds have a “balance credit” agreement with The Bank of New York Mellon (formerly The Bank of New York) (“BNYM”), the Funds’ custodian, whereby each Fund is credited with an interest factor equal to 0.75% below the effective 90-day T-Bill rate for account balances left uninvested overnight. If the T-Bill rate falls below 0.75%, no credits will be earned. These credits serve to reduce custody expenses that would otherwise be charged to each Fund. For the fiscal year ended February 28, 2009, the custodian expense was reduced as follows: Value - $172, Mid Cap Value - $75.

Overdrafts will cause a reduction of any earnings credits, computed at 2% above the effective Federal Funds rate on the day of the overdraft. For the fiscal year ended February 28, 2009, overdraft fees for Value and Mid Cap Value equaled $648 and $1,224, respectively.

The Trust also has a balance credit arrangement with its Transfer Agent, PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC, Inc.), whereby earnings credits are used to offset banking charges and other out-of-pocket expenses. For the fiscal year ended Febru-ary 28, 2009, the transfer agent expense was reduced as follows: Value - $947, Mid Cap Value - $544.

The Investment Manager has agreed to waive a portion of its management fee in consideration of shareholder servicing fees that it has received from JPMorgan Distribution Services, Inc., with respect to short-term cash investments each Fund may have made in the JPMorgan Liquid Assets Portfolio – Capital Shares and JPMorgan U.S. Government Money Market Portfolio – Capital Shares. For the fiscal year ended February 28, 2009, the management fee was reduced as follows: Value - $0, Mid Cap Value - $19.

Total returns and net investment income for the Funds would have been lower had certain expenses not been offset. Total expenses before offsets exclude the impact of expense reimbursements or fee waivers and expense offsets such as brokerage recapture credits, but include non-reimburseable expenses, if any, such as interest and taxes.

d. Dividends and Distributions

Dividends resulting from net investment income and distributions of capital gains, if any, normally will be declared and paid annually in December and when required for Federal excise tax purposes. Distributions are recorded on the ex-dividend date and are declared separately for each class. Income and capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for

Managers AMG Funds

Notes to Financial Statements (continued)

losses deferred due to wash sales, REITs, equalization accounting for tax purposes, foreign currency, options, futures, and market discount transactions. Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid-in capital. The tax character of distributions paid during the fiscal years ended February 28, 2009 and February 29, 2008 were as follows:

	Value		Mid Cap Value
	2009	2008	2009	2008
Distributions paid from:
Ordinary income	$1,452,045	$817,045	$570,837	$55,894
Short-term capital gains	—	5,067,357	—	255,044
Long-term capital gains	—	1,599,996	—	—

	$1,452,045	$7,484,398	$570,837	$310,938

	Value		Mid Cap Value
	2009	2008	2009	2008
As a % of distributions paid (unaudited):
Qualified ordinary income	100.00%	100.00%	89.17%	100.00%
Ordinary income - dividends received deduction	100.00%	26.49%	100.00%	32.81%

As of February 28, 2009, the components of distributable earnings (excluding unrealized appreciation/depreciation) on a tax basis consisted of:

	Value	Mid Cap Value
Capital loss carryforward	$17,399,679	$6,095,795
Undistributed ordinary income	289,978	47,550
Undistributed short-term capital gains	—	—
Undistributed long-term capital gains	—	—

e. Federal Taxes

Each Fund intends to comply with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, to distribute substantially all of its taxable income and gains to its shareholders and to meet certain diversification and income requirements with respect to investment companies. Therefore, no provision for Federal income or excise tax is included in the accompanying financial statements.

Additionally, based on each Fund’s understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, each Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years (tax years ended February 28, 2006-2007, February 29, 2008, and February 28, 2009), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. Additionally, the Funds are not aware of any tax position for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

f. Capital Loss Carryovers

As of February 28, 2009, the Funds had accumulated net realized capital loss carryovers from securities transactions for Federal income tax purposes as shown in the following chart. These amounts may be used to offset realized capital gains, if any, through the expiration dates listed.

	Capital Loss Carryover Amount	Expires Feb. 28,
Value	$17,399,679	2017
Mid Cap Value	6,095,795	2017

For the fiscal year ended February 28, 2009, the Funds did not utilize any capital loss carryovers.

Managers AMG Funds

Notes to Financial Statements (continued)

g. Capital Stock

The Trust’s Declaration of Trust authorizes for each series the issuance of an unlimited number of shares of beneficial interest, without par value. Each Fund records sales and repurchases of its capital stock on the trade date. The cost of securities contributed to the Funds in connection with the issuance of shares is based on the valuation of those securities in accordance with the Funds’ policy on investment valuation. Dividends and distributions to shareholders are recorded on the ex-dividend date. For the fiscal years ended February 28, 2009, and February 29, 2008, the capital stock transactions by class for Value and Mid Cap Value were:

	Value
	For the fiscal year ended February 28, 2009		For the fiscal year ended February 29, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	3,546,316	$31,317,063	2,554,092	$32,442,004
Reinvestment of dividends and distributions	115,834	765,664	395,351	4,819,328
Shares repurchased	(2,121,693)	(16,694,065)	(929,472)	(11,682,980)

Net Increase	1,540,457	$15,388,662	2,019,971	$25,578,352

Class C Shares
Sale of shares	121,251	$1,200,201	229,574	$2,857,275
Reinvestment of dividends and distributions	664	4,371	2,102	25,395
Shares repurchased	(73,250)	(578,518)	(9,395)	(118,296)

Net Increase	48,665	$626,054	222,281	$2,764,374

Institutional Class Shares
Sale of shares	2,850,212	$21,436,829	805,323	$9,741,009
Reinvestment of dividends and distributions	94,990	628,833	187,353	2,287,585
Shares repurchased	(657,790)	(5,964,204)	(641,443)	(8,128,785)

Net Increase	2,287,412	$16,101,458	351,233	$3,899,809

	Mid Cap Value
	For the fiscal year ended February 28, 2009		For the fiscal year ended February 29, 2008
	Shares	Amount	Shares	Amount
Class A Shares
Sale of shares	716,039	$6,571,499	552,835	$6,157,690
Reinvestment of dividends and distributions	6,194	40,943	5,141	58,304
Shares repurchased	(357,454)	(2,834,290)	(73,994)	(778,529)

Net Increase	364,779	$3,778,152	483,982	$5,437,465

Class C Shares
Sale of shares	13,229	$119,616	44,578	$488,729
Reinvestment of dividends and distributions	—	—	385	4,342
Shares repurchased	(18,022)	(159,865)	(1,149)	(12,189)

Net Increase (Decrease)	(4,793)	$(40,249)	43,814	$480,882

Institutional Class Shares
Sale of shares	7,291,738	$61,892,643	1,534,729	$17,192,260
Reinvestment of dividends and distributions	68,617	454,247	20,176	229,199
Shares repurchased	(302,509)	(2,080,739)	(16,159)	(169,944)

Net Increase	7,057,846	$60,266,151	1,538,746	$17,251,515

Managers AMG Funds

Notes to Financial Statements (continued)

At February 28, 2009, certain unaffiliated shareholders, specifi-cally omnibus accounts, individually held greater than 10% of the outstanding shares of the Funds as follows:

Value		Mid Cap Value
Class A	1 owns 80%	Class A	2 own 38%
Class C	1 owns 63%	Class C	2 own 67%
Inst. Class	2 own 56%	Inst. Class	2 own 36%

2. Agreements and Transactions with Affiliates

The Trust has entered into an Investment Management Agreement under which the Investment Manager, an independently managed subsidiary of Affiliated Managers Group, Inc. (“AMG”), serves as investment manager to the Funds and is responsible for the Funds’ overall administration. The Funds’ investment portfolios are managed by Systematic Financial Management, L.P. (“Systematic”), which serves pursuant to a Subadvisory Agreement between the Investment Manager and Systematic with respect to each of the Funds. AMG indirectly owns a majority interest in Systematic. Value and Mid Cap Value are obligated by the Investment Management Agreement to pay an annual management fee to the Investment Manager of 0.70% and 0.75%, respectively, of the average daily net assets of the Funds. Under the Investment Management Agreement with the Funds, the Investment Manager provides a variety of administrative services to the Funds. The Investment Manager receives no additional compensation from the Funds for these services. Pursuant to a Reimbursement Agreement between the Investment Manager and Systematic, Systematic reimburses the Investment Manager for the costs the Investment Manager bears in providing such services to the Funds.

The Investment Manager has contractually agreed, through July 1, 2009, to waive fees and pay or reimburse expenses to the extent that the total annual operating expenses (exclusive of taxes, interest, brokerage costs, acquired fund fees and extraordinary expenses) exceed the following percentages of the following Funds’ average daily net assets:

Fund	Class A	Class C	Institutional Class
Systematic Value	1.15%	1.90%	0.90%
Systematic Mid Cap Value	1.24%	1.99%	0.99%

The Funds are obligated to repay the Investment Manager such amounts waived, paid, or reimbursed in future years provided that the repayment occurs within thirty-six (36) months after the waiver or reimbursement and that such repayment would not cause the Funds’ expenses in any such future year to exceed the above percentages, based on the Funds’ average daily net assets. For the fiscal year ended February 28, 2009, Value and Mid Cap Value made repayments to the Investment Manager of $0 and $2,470, respectively. At February 28, 2009, the cumulative amount of reimbursement by the Investment Manager subject to repayment by Value and Mid Cap Value equaled $158,548 and $146,639, respectively.

Prior to July 1, 2007, the aggregate annual retainer paid to each Independent Trustee was $55,000, plus $4,000 or $2,000 for each regular or special meeting attended, respectively. Effective July 1, 2007, the aggregate annual retainer paid to each Independent Trustee is $65,000, plus $4,000 or $2,500 for each regular or special meeting attended, respectively. The Trustees’ fees and expenses are allocated amongst all of the Funds for which the Investment Manager serves as the advisor (the “Managers Funds”) based on the relative net assets of such Funds. The Independent Chairman of the Trusts receives an additional payment of $15,000 per year. (Prior to July 1, 2007, the Independent Chairman received an additional payment of $10,000 per year). The Chairman of the Audit Committee receives an additional payment of $5,000 per year. (Prior to July 1, 2007, the Chairman of the Audit Committee received an additional payment of $2,000 per year). The “Trustees fees and expenses” shown in the financial statements represents the Funds’ allocated portion of the total fees and expenses paid by the Managers Funds.

The Funds are distributed by Managers Distributors, Inc. (the “Distributor” or “MDI”), a wholly-owned subsidiary of the Investment Manager. MDI serves as the principal underwriter for each Fund in the Trust. MDI is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares of each Fund will be continuously offered and will be sold by brokers, dealers or other financial intermediaries who have executed selling agreements with the Distributor. MDI bears all the expenses of providing services pursuant to the Underwriting Agreement, including the payment of the expenses relating to the distribution of Prospectuses for sales purposes and any advertising or sales literature. Certain Trustees and Officers of the Funds are Officers and/or Directors of the Investment Manager, AMG and/or the Distributor.

Value and Mid Cap Value adopted a distribution and service plan with respect to the Class A and Class C shares of the Fund (the “Plan”), in accordance with the requirements of Rule 12b-1 under the 1940 Act and the requirements of the applicable rules of the FINRA regarding asset-based sales charges. Pursuant to the Plan, the Funds may compensate MDI for its expenditures in financing any activity primarily intended to result in the sale of each such class of Fund shares and for maintenance and personal service provided to existing shareholders of that class. The Plan authorizes payments to MDI up to 0.25% and 1.00% annually of each Fund’s average daily net assets attributable to Class A and Class C shares, respectively. The Plan further provides for periodic payments by MDI to brokers, dealers and other financial intermediaries for providing shareholder services and for promotional and other sales related costs. The portion of payments by Class A or Class C shares of the Funds for shareholder servicing may not exceed an annual rate of 0.25% of the average daily net asset value of the Funds’ shares of that class owned by clients of such broker, dealer or financial intermediary.

Managers AMG Funds

Notes to Financial Statements (continued)

3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term securities, for the fiscal year ended February 28, 2009, for Value were $176,538,314 and $144,985,475, respectively; and Mid Cap Value were $133,522,451 and $70,750,345, respectively. There were no purchases or sales of U.S. Government securities for either Fund.

4. Portfolio Securities Loaned

The Funds may participate in a securities lending program offered by BNYM, providing for the lending of securities to qualified brokers. Securities lending fees include earnings of such temporary cash investments, plus or minus any rebate to a borrower. These earnings (after any rebate) are then divided between BNYM, as a fee for its services under the program, and the Fund, according to agreed-upon rates. Collateral on all securities loaned is accepted in cash and/or government securities and is maintained at a minimum level of 102% (105% in the case of certain foreign securities) of the market value, plus interest, if applicable, of investments on loan. It is the Funds’ policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Funds if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. The Funds bear the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Collateral received in the form of cash is invested temporarily in the BNY Institutional Cash Reserves Fund (the “ICRF”), or other short-term investments as defined in the Securities Lending Agreement with BNYM.

In September and October of 2008, BNYM advised the Investment Manager that the ICRF had exposure to certain defaulted debt obligations, and that BNYM had established separate sleeves of the ICRF to hold these securities. The net impact of these positions is not material to each Fund. Each Fund’s position in the separate sleeves of the ICRF is included in the Schedule of Investments and the unrealized loss on such investment is included in Net Unrealized Depreciation on the Statement of Assets and Liabilities and Statement of Operations.

5. Commitments and Contingencies

In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnifications. The maximum exposure to the Funds under these arrangements is unknown, as this would involve future claims that may be against the Funds that have not yet occurred. However, based on experience, the Funds expect the risks of loss to be remote.

6. New Accounting Pronouncement

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years and interim periods beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Management is currently evaluating the impact of SFAS 161 on the Funds’ financial statement disclosures, if any.

Tax Information (unaudited)

Each Fund hereby designates the maximum amounts allowable of its net taxable income as qualified dividends as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. The 2008 and 2009 Form 1099-DIVs you receive for the Funds will show the tax status of all distributions paid to you during the respective calendar year.

Pursuant to section 852 of the Internal Revenue Code, Value and Mid Cap Value hereby designate as a capital gain distribution with respect to the taxable year ended February 28, 2009, $0 and $0, respectively or, if subsequently determined to be different, the net capital gains of such year.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Managers AMG Funds and the Shareholders of Systematic Value Fund and Systematic Mid Cap Value Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of portfolio investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Systematic Value Fund and Systematic Mid Cap Value Fund (two of the series constituting Managers AMG Funds, hereafter referred to as the “Funds”) at February 28, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

April 08, 2009

Trustees and Officers

The Trustees and Officers of the Trust, their business addresses, principal occupations for the past five years and dates of birth are listed below. The Trustees provide broad supervision over the affairs of the Trust and the Funds. The Trustees are experienced executives who meet periodically throughout the year to oversee the Funds’ activities, review contractual arrangements with companies that provide services to the Funds, and review the Funds’ performance. Unless otherwise noted, the address of each Trustee or Officer is the address of the Trust: 800 Connecticut Avenue, Norwalk, Connecticut 06854.

There is no stated term of office for Trustees. Trustees serve until their resignation, retirement or removal in accordance with the Trust’s organizational documents and policies adopted by the Board from time to time. The Chairman of the Trustees, President, Treasurer and Secretary of the Trust are elected by the Trustees annually. Other officers hold office at the pleasure of the Trustees.

Independent Trustees

The following Trustees are not “interested persons” of the Trust within the meaning of the 1940 Act:

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Jack W. Aber, 9/9/37 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor of Finance, Boston University School of Management (1972-Present); Trustee of Appleton Growth Fund (1 portfolio); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

William E. Chapman, II, 9/23/41 • Independent Chairman • Trustee since 1999 • Oversees 32 Funds in Fund Complex	President and Owner, Longboat Retirement Planning Solutions (1998-Present); Hewitt Associates, LLC (part time) (provider of Retirement and Investment Education Seminars); Trustee of Bowdoin College (2002-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Edward J. Kaier, 9/23/45 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Attorney at Law and Partner, Teeters Harvey Gilboy & Kaier LLP (2007-Present); Attorney at Law and Partner, Hepburn Willcox Hamilton & Putnam, LLP (1977-2007); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Steven J. Paggioli, 4/3/50 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Consultant (2001-Present); Formerly Executive Vice President and Director, The Wadsworth Group (1986- 2001); Executive Vice President, Secretary and Director, Investment Company Administration, LLC (1990-2001); Vice President, Secretary and Director, First Fund Distributors, Inc. (1991-2001); Trustee, Professionally Managed Portfolios (22 portfolios); Advisory Board Member, Sustainable Growth Advisors, LP; Independent Director, Chase Investment Counsel (2008 – Present).

Eric Rakowski, 6/5/58 • Trustee since 1999 • Oversees 32 Funds in Fund Complex	Professor, University of California at Berkeley School of Law (1990-Present); Director of Harding, Loevner Funds, Inc. (6 portfolios); Trustee of Third Avenue Trust (4 portfolios); Trustee of Third Avenue Variable Trust (1 portfolio).

Thomas R. Schneeweis, 5/10/47 • Trustee since 2004 • Oversees 32 Funds in Fund Complex	Professor of Finance, University of Massachusetts (1977-Present); Director, CISDM at the University of Massachusetts, (1996-Present); President, Alternative Investment Analytics, LLC, (formerly Schneeweis Partners, LLC) (2001-Present); Partner, White Bear Partners, LLC (2007-Present); Partner, Schneeweis Capital Management, LLC (2007-Present); Partner, Schneeweis Associates, LLC (2007-Present); Partner, Northampton Capital Management, LLC (2004-Present); Partner, TRS Associates (2007-Present).

*	The Fund Complex consists of Managers AMG Funds, The Managers Funds, Managers Trust I and Managers Trust II.

Interested Trustees

The following Trustees are “interested persons” of the Trust within the meaning of the 1940 Act. Mr. Dalton is an interested person by virtue of his positions with, and interest in securities of, Affiliated Managers Group, Inc. Mr. Streur is an interested person by virtue of his positions with Managers Investment Group LLC.

Name, Date of Birth, Number of Funds Overseen in Fund Complex*	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Nathaniel Dalton, 9/29/66 • Trustee since 2008 • Oversees 32 Funds in Fund Complex	Executive Vice President and Chief Operating Officer, Affiliated Managers Group, Inc., (2006-Present); Executive Vice President, Affiliated Managers Group, Inc., (2002 -2006); Executive Vice President and General Counsel, Affiliated Managers Group, Inc. (2001-2002); Senior Vice President and General Counsel, Affiliated Managers Group, Inc. (1996-2001). Director, Managers Distributors, Inc. (2000-Present).

John H. Streur, 2/6/60 • Trustee since 2008 • President since 2008 • Oversees 32 Funds in Fund Complex	Senior Managing Partner, Managers Investment Group LLC (2006-Present); President, Managers Distributors, Inc. (2006-Present); Managing Partner, Managers Investment Group LLC (2005-2006); Chief Executive Officer, President and Chief Operating Officer, The Burridge Group LLC (1996-2004).

Officers

Name, Date of Birth, Position(s) Held with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Christine C. Carsman, 4/2/52 • Secretary since 2004	Senior Vice President and Chief Regulatory Counsel, Affiliated Managers Group, Inc. (2004-Present); Secretary, The Managers Funds, Managers AMG Funds and Managers Trust II (2004-Present); Senior Counsel, Vice President and Director of Operational Risk Management and Compliance, Wellington Management Company, LLP (1995-2004); Deputy General Counsel, The Boston Company, Inc. (1993-1995); Associate General Counsel, The Boston Company Advisors, Inc. (1991-1993); Associate, Sullivan & Worcester LLP (1987-1991).

Donald S. Rumery, 5/29/58 • Chief Financial Officer since 2007 • Treasurer since 1999	Senior Vice President, Managers Investment Group LLC (2005-Present); Director, Finance and Planning, The Managers Funds LLC, (1994-2004); Treasurer and Chief Financial Officer, Managers Distributors, Inc. (2000-Present); Treasurer, The Managers Funds (1995-Present); Treasurer, Managers Trust I and Managers Trust II (2000-Present); Secretary, Managers Trust I and Managers Trust II (2000-2004) and Secretary, The Managers Funds (1997-2004); Chief Financial Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present).

Keitha L. Kinne, 5/16/58 • Chief Operating Officer since 2007	Managing Partner and Chief Operating Officer, Managers Investment Group LLC (2007-Present); Chief Investment Officer, Managers Investment Group LLC (2008-Present); Chief Operating Officer, The Managers Funds, Managers Trust I and Managers Trust II (2007-Present); Managing Director, Legg Mason & Co., LLC (2006-2007); Managing Director, Citigroup Asset Management (2004-2006); Senior Vice President, Prudential Investments (1999-2004).

David Kurzweil, 6/22/74 • Assistant Secretary since 2008	Senior Vice President and Associate Counsel, Managers Investment Group LLC (2008-Present); Assistant Secretary, The Managers Funds, Managers Trust I, Managers Trust II, and Managers AMG Funds (2008-Present); Counsel and Senior Vice President, Lazard Asset Management LLC (2003-2008).

Annual Renewal of Investment Advisory Agreements (unaudited)

On June 6, 2008, the Board of Trustees, including a majority of the Trustees who are not “interested persons” of the Trust (the “Independent Trustees”), approved the Investment Management Agreement with the Investment Manager for each of Systematic Value Fund and Systematic Mid Cap Value Fund (each a “Fund”) and the Subadvisory Agreements with the Subadvisor with respect to each Fund. The Independent Trustees were separately represented by independent counsel in connection with their consideration of the approval of these agreements. In considering the Investment Management and Subadvisory Agreements, the Trustees reviewed a variety of materials relating to the Funds, the Investment Manager and the Subadvisor, including comparative performance, fee and expense information for an appropriate peer group of similar mutual funds (each a “Peer Group”), performance information for relevant benchmark indices (each a “Fund Benchmark”) and other information regarding the nature, extent and quality of services provided by the Investment Manager and the Subadvisor under their respective agreements. The Trustees also took into account information on the services provided by the Investment Manager and the Subadvisor (including information provided at meetings held on May 15-16 and June 5-6, 2008), as well as performance, fee and expense information regarding each Fund provided to them on a quarterly basis throughout the year. Prior to voting, the Independent Trustees: (a) reviewed the foregoing information with their independent legal counsel and with management; (b) received materials from their independent legal counsel discussing the legal standards applicable to their consideration of the Investment Management and Subadvisory Agreements; and (c) met with their independent legal counsel in private sessions at which no representatives of management were present.

Nature, extent and quality of services

In considering the nature, extent and quality of the services provided by the Investment Manager, the Trustees reviewed information relating to the Investment Manager’s operations and personnel. Among other things, the Investment Manager provided financial information, biographical information on its supervisory and professional staff and descriptions of its organizational and management structure. The Trustees also took into account information provided periodically throughout the previous year by the Investment Manager relating to the performance of its duties with respect to the Funds and the Trustees’ familiarity with the Investment Manager’s management through Board meetings, discussions and reports. In the course of their deliberations regarding the Investment Management Agreement, the Trustees evaluated, among other things: (a) the extent and quality of the Investment Manager’s oversight of the operation and management of the Funds; (b) the quality of the Investment Manager’s oversight of the performance by the Subadvisor of its portfolio management duties; (c) the Investment Manager’s ability to supervise the Funds’ other service providers; and (d) the Investment Manager’s compliance programs. The Trustees also took into account the financial condition of the Investment Manager with respect to its ability to provide the services required under the Investment Management Agreement and the Investment Manager’s undertaking to maintain an expense limitation for each Fund.

The Trustees also reviewed information relating to the Subadvisor’s financial condition, operations and personnel and the investment philosophy, strategies and techniques (its “Investment Strategy”) used in managing each Fund. Among other things, the Trustees reviewed biographical information on portfolio management and other professional staff, information regarding the Subadvisor’s organizational and management structure and the Subadvisor’s brokerage policies and practices. The Trustees considered specific information provided regarding the experience of the individuals at the Subadvisor with portfolio management responsibility for each Fund, including the information set forth in the Fund’s prospectus and statement of additional information. In the course of their deliberations, the Trustees evaluated, among other things: (a) the services rendered by the Subadvisor in the past; (b) the qualifications and experience of the Subadvisor’s personnel; and (c) the Subadvisor’s compliance programs. The Trustees also took into account the financial condition of the Subadvisor with respect to its ability to provide the services required under each Subadvisory Agreement.

Performance

With respect to the Systematic Value Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year, 3-year and 5-year periods ended March 31, 2008 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the Russell 1000 Value Index, for each period. The Trustees concluded that the Fund’s performance has been satisfactory.

With respect to the Systematic Mid Cap Value Fund, among other information relating to the Fund’s performance, the Trustees noted that the Fund’s performance for the 1-year period ended March 31, 2008 and for the period from the Fund’s inception on December 21, 2006 through March 31, 2008 was above the median performance for the Peer Group and above the performance of the Fund Benchmark, the Russell Midcap Value Index, for each period. The Trustees concluded that the Fund’s performance was satisfactory in light of its limited performance record.

As noted above, the Board considered each Fund’s performance during relevant time periods as compared to the Fund’s Peer Group and noted that the Board reviews on a quarterly basis detailed information about both the Fund’s performance results and portfolio composition as well as the Subadvisor’s Investment Strategy. The Board noted the Investment Manager’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Investment Manager’s attention to monitoring the Subadvisor’s performance with respect to the Funds and its discussions with management regarding the factors that contributed to the performance of the Funds.

Advisory and Subadvisory Fees and Profitability

In considering the reasonableness of the advisory fee payable to the Investment Manager and the subadvisory fee payable by the Investment Manager to the Subadvisor with respect to each Fund, the Trustees reviewed information provided by the Investment Manager setting forth all revenues and other benefits, both direct and indirect, received by the Investment Manager and its affiliates attributable to managing each Fund and all the mutual funds in the Managers Family of Funds, the cost of providing such services and the resulting profitability to the Investment Manager and its affiliates from these relationships. The Trustees noted that the

Annual Renewal of Investment Advisory Agreements (continued)

Investment Manager and the Subadvisor are affiliated and that the Investment Manager pays the Subadvisor a subadvisory fee that is equal to the advisory fee that it receives from each Fund. The Trustees also noted the current asset level of the Funds and the impact on profitability of any future growth of assets of the Funds.

In considering the cost of services to be provided by the Investment Manager under the Investment Management Agreement and the profitability to the Investment Manager of its relationship with each Fund, the Trustees noted the current asset level of the Funds and the undertaking by the Investment Manager to maintain an expense limitation for the Funds. The Board also took into account management’s discussion of the current advisory fee structure. Based on the foregoing, the Trustees concluded that the profitability to the Investment Manager is reasonable and that the Investment Manager is not realizing material benefits from economies of scale that would warrant adjustments to the advisory fee at this time. Also with respect to economies of scale, the Trustees noted that as each Fund’s assets increase over time, the Fund may realize other economies of scale to the extent the increase in assets is proportionally greater than the increase in certain other expenses.

In considering the cost of services to be provided by the Subadvisor under each Subadvisory Agreement and the profitability to the Subadvisor of its relationship with each Fund, the Trustees noted the current asset level of each Fund and the undertaking by the Investment Manager to maintain an expense limitation for the Fund. As a consequence, the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with each Fund were not material factors in the Trustees’ deliberations. For similar reasons, the Trustees did not consider potential economies of scale in the management of each Fund by the Subadvisor to be a material factor in their considerations at this time.

With respect to the Systematic Value Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through July 1, 2009, to limit the Fund’s net annual operating expenses to 1.15%, 1.90% and 0.90% for Class A shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor, the Fund’s performance, the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

With respect to the Systematic Mid Cap Value Fund, the Trustees noted that the Fund’s advisory fee and total expenses (net of applicable expense waivers/reimbursements) as of March 31, 2008 were both lower than the average for the Fund’s Peer Group. The Trustees took into account the fact that the Investment Manager has contractually agreed, through July 1, 2009, to limit the Fund’s net annual operating expenses to 1.24%, 1.99% and 0.99% for Class A shares, Class C shares and Institutional Class shares, respectively. The Trustees concluded that, in light of the nature, extent and quality of the services provided by the Investment Manager and the Subadvisor and the Investment Manager’s undertaking to limit the total expenses of the Fund and the considerations noted above with respect to the Subadvisor and the Investment Manager, the Fund’s advisory fees are reasonable.

* * * *

After consideration of the foregoing, the Trustees also reached the following conclusions regarding the Investment Management and Subadvisory Agreements in addition to the conclusions discussed above: (a) the Investment Manager has demonstrated that it possesses the resources and capability to perform its duties under the Investment Management Agreement; (b) the Subadvisor has the resources to perform its duties under each Subadvisory Agreement and is qualified to manage each Fund’s assets in accordance with its investment objectives and policies; and (c) the Investment Manager and Subadvisor maintain appropriate compliance programs.

Based on all of the above-mentioned factors and their related conclusions, with no single factor or conclusion being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees concluded that approval of the Investment Management Agreement and each Subadvisory Agreement (as applicable) would be in the best interests of each Fund and its shareholders. Accordingly, on June 6, 2008, the Trustees, including a majority of the Independent Trustees, voted to approve the Investment Management and Subadvisory Agreements for each Fund.

Investment Manager and Administrator

Managers Investment Group LLC

330 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Distributor

Managers Investment Group LLC

330 W. Wacker Drive

Suite 1200

Chicago, IL 60606

(800) 835-3879

Subadvisor

Systematic Financial Management, L.P.

300 Frank W. Burr Blvd.

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

Custodian

The Bank of New York Mellon

2 Hanson Place

Brooklyn, New York 11217

Legal Counsel

Ropes & Gray LLP

One International Place

Boston, Massachusetts 02110-2624

Transfer Agent

PNC Global Investment Servicing (U.S.) Inc.

Attn: Managers

P.O. Box 9769

Providence, Rhode Island 02940

(800) 548-4539

For Managers Choice Only

Managers

c/o PNC Global Investment Servicing (U.S.) Inc.

P.O. Box 61204

King of Prussia, Pennslyvania 19406-0851

(800) 358-7668

MANAGERS AND MANAGERS AMG FUNDS

EQUITY FUNDS

EMERGING MARKETS EQUITY

Rexiter Capital Management Limited

Schroder Investment Management North America Inc.

ESSEX GROWTH

ESSEX LARGE CAP GROWTH

ESSEX SMALL/MICRO CAP GROWTH

Essex Investment Management Co., LLC

FQ TAX-MANAGED U.S. EQUITY

FQ U.S. EQUITY

First Quadrant, L.P.

GW&K MULTI-CAP EQUITY

Gannet Welsh & Kotler, LLC

INSTITUTIONAL MICRO-CAP

MICRO-CAP

Lord, Abbett & Co. LLC

WEDGE Capital Management L.L.P.

OFI Institutional Asset Management, Inc.

Next Century Growth Investors LLC

INTERNATIONAL EQUITY

AllianceBernstein L.P.

Lazard Asset Management, LLC

Martin Currie, Inc.

CHICAGO EQUITY PARTNERS

MID-CAP

Chicago Equity Partners, LLC

REAL ESTATE SECURITIES

Urdang Securities Management, Inc.

SKYLINE SPECIAL EQUITIES

PORTFOLIO

Skyline Asset Management, L.P.

SMALL CAP

TIMESSQUARE MID CAP GROWTH

TIMESSQUARE SMALL CAP GROWTH

TimesSquare Capital Management, LLC

SPECIAL EQUITY

Ranger Investment Management, L.P.

Lord, Abbett & Co. LLC

Skyline Asset Management, L.P.

Smith Asset Management Group, L.P.

Federated MDTA LLC

Westport Asset Management, Inc.

SYSTEMATIC VALUE

SYSTEMATIC MID CAP VALUE

Systematic Financial Management, L.P.

BALANCED FUNDS

CHICAGO EQUITY PARTNERS BALANCED

Chicago Equity Partners, LLC

GLOBAL

AllianceBernstein L.P.

First Quadrant, L.P.

Wellington Management Company, LLP

ALTERNATIVE FUNDS

FQ GLOBAL ALTERNATIVES

First Quadrant, L.P.

INCOME FUNDS

BOND (MANAGERS)

FIXED INCOME

GLOBAL BOND

Loomis, Sayles & Co., L.P.

BOND (MANAGERS FREMONT)

Pacific Investment Management Co. LLC

CALIFORNIA INTERMEDIATE TAX-FREE

Miller Tabak Asset Management LLC

GW&K MUNICIPAL ENHANCED YIELD

Gannet Welsh & Kotler, LLC

HIGH YIELD

J.P. Morgan Investment Management LLC

INTERMEDIATE DURATION GOVERNMENT

SHORT DURATION GOVERNMENT

Smith Breeden Associates, Inc.

MONEY MARKET

JPMorgan Investment Advisors Inc.

This report is prepared for the Funds’ shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by an effective prospectus. To receive a free copy of the prospectus or Statement of Additional Information, which includes additional information about Fund Trustees, please contact us by calling 800.835.3879. Distributed by Managers Distributors, Inc., member FINRA.

A description of the policies and procedures each Fund uses to vote its proxies is available: (i) without charge, upon request, by calling 800.835.3879, or (ii) on the Securities and Exchange Commission’s (SEC) Web site at www.sec.gov. For information regarding each Fund’s proxy voting record for the 12-month period ended February 28, call 800.835.3879 or visit the SEC Web site at www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov. A Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330. To review a complete list of the Funds’ portfolio holdings, or to view the most recent quarterly holdings report, semiannual report, or annual report, please visit www.managersinvest.com.

www.managersinvest.com

Item 2.	CODE OF ETHICS

Registrant has adopted a Code of Ethics. See attached Exhibit (a)(1).

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Registrant’s Board of Trustees has determined that independent Trustees Mr. Jack W. Aber and Mr. Steven J. Paggioli each qualify as the Audit Committee Financial Expert. Mr. Aber and Mr. Paggioli are “independent” as such term is defined in Form N-CSR.

Item 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed by PwC to the Fund for the Funds’ two most recent fiscal years for professional services rendered for audits of annual financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements (“Audit Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Systematic Value Fund	$20,599	$17,146
Systematic Mid Cap Value Fund	$16,998	$10,450

Audit-Related Fees

There were no fees billed by PwC to the Funds in its two recent fiscal years for services rendered for assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements, but are not reported as Audit Fees (“Audit-Related Fees”).

For the Funds’ two most recent fiscal years, there were no Audit-Related Fees billed by PwC for engagements related directly to the operations and financial reporting of one or more Funds by a Fund Service Provider. A Fund Service Provider is (a) any investment adviser to the Fund (not including any Subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or (b) any entity that provides ongoing services to the Fund and is controlling, controlled by or under common control with a Fund investment adviser described in (a).

Tax Fees

The aggregate fees billed by PwC to the Funds for the two most recent fiscal years for professional services rendered for tax compliance, tax advice, and tax planning (“Tax Fees”) were as follows:

	Fiscal 2009	Fiscal 2008
Systematic Value Fund	$7,237	$6,000
Systematic Mid Cap Value Fund(1)	$7,285	$5,000

For the Funds’ two most recent fiscal years, Tax Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds were $0 for fiscal 2008 and $0 for fiscal 2009, respectively.

The services for which Tax Fees were charged comprise all services performed by professional staff in PwC’s tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

All Other Fees

There were no other fees billed by PwC to the Funds for all other non-audit services (“Other Fees”) during the Funds’ two most recent fiscal years. During the same period, there were no Other Fees billed by PwC for engagements by Fund Service Providers that related directly to the operations and financial reporting of the Funds.

According to policies adopted by the Audit Committee, services provided by PwC to the Funds must be pre-approved by the Audit Committee. On an annual basis, the Audit Committee reviews and pre-approves various types of services that PwC may perform for the Funds without specific approval of each engagement, subject to specified budget limitations. As contemplated by the Sarbanes-Oxley Act of 2002 and related SEC rules, the Audit Committee also pre-approves non-audit services provided by PwC to any Fund Service Provider for any engagement that relates directly to the operations and financial reporting of the Funds. Any engagement that is not already pre-approved or that will exceed a pre-approved budget must be submitted to the Audit Committee for pre-approval. The Chairman of the Audit Committee is authorized on behalf of the Board of Trustees and the Audit Committee to approve the engagement of PwC to perform non-audit services subject to certain conditions, including notification to the Audit Committee of such pre-approval not later than the next meeting of the Audit Committee following the date of such pre-approval.

There were no other fees billed by PwC for non-audit services rendered to the Funds and to Fund Service Providers for the Funds’ two most recent fiscal years.

The Audit Committee has considered whether the provision of non-audit services by PwC to Fund Service Providers that were not required to be pre-approved by the Audit Committee is compatible with maintaining PwC’s independence in its audit of the Funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No. 1, regarding its independence from the Funds and its related entities.

The following table sets forth the non-audit services provided by PwC to the Funds and its service affiliates defined as the Funds’ investment advisor and any entity controlling, controlled by or under common control with Managers Investment Group LLC that provides ongoing services to the Funds (“Control Affiliates”) for the last two fiscal years.

	Audit-related fees A		Tax fees A		All other fees A
	2008	2007	2008	2007	2008	2007
Control Affiliates	$343,015	$467,485	$897,895	$1,264,360	$0	$0

A	Aggregate amounts may reflect rounding.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS

The schedule of investments in unaffiliated issuers as of the close of the reporting period is included as part of the shareholder report contained in Item 1 hereof.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

Not applicable.

Item 11.	CONTROLS AND PROCEDURES

(a) The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting during the Registrant’s fourth fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to affect, the internal control over financial reporting.

Item 12. EXHIBITS

(a)(1)	Any Code of Ethics or amendments hereto. Filed herewith.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 - Filed herewith.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 - Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MANAGERS AMG FUNDS

By:	/s/ John H. Streur
John H. Streur, President

Date: April 24, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John H. Streur
John H. Streur, President

Date: April 24, 2009

By:	/s/ Donald S. Rumery
Donald S. Rumery, Chief Financial Officer

Date: April 24, 2009